SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 8, 2011
Infusion Brands International, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51599	54-2153837
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

14375 Myerlake Circle
Clearwater, FL 33760
 (Address of principal executive offices) (zip code)

 (727) 230-1031
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Preliminary Statement

 On each of March 18, 2011 and April 12, 2011, Infusion Brands International, Inc. (“we” or the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Prior Current Reports”), with respect to oral agreements between the Company and a certain accredited investor (the “Investor”) whereby the Company agreed to sell to the Investor an aggregate of 3,000,000 shares of its Series G Convertible Preferred Stock and Series G Warrants to purchase an additional 30,000,000 shares of the Company’s common stock with an exercise price of $0.10 per share for an aggregate purchase price of $3,000,000 (the “Series G Financing”).  The securities issuable were to be issued to the Investor upon the execution of transaction documents and upon the amending of the certificate of designation of the Series G Convertible Preferred Stock.  We are filing this Current Report on Form 8-K in order to attach the transaction documents related to the Series G Financing as exhibits.

Securities Purchase Agreement

On July 8, 2011, the Company entered into a securities purchase agreement with the Investor pursuant to which the Investor purchased 3,000,000 shares of the Company’s Series G Convertible Preferred Stock (the “Preferred Stock”) and a warrant to purchase 30,000,000 shares of the Company’s common stock at a per share exercise price of $0.10 (the “Warrant” and together with the Preferred Stock, the “Securities”) for an aggregate purchase price value of $3,000,000 (the “Purchase Price”), which was previously paid and disclosed in the Prior Current Reports.

The Company filed an amendment to the certificate of designation of the Preferred Stock in order to increase the number of shares of preferred stock designated as “Series G Convertible Preferred Stock” to 8,000,000 shares.  The terms of the Preferred Stock are described in the Company’s Current Report on Form 8-K, filed with the SEC on July 6, 2011 and such description is hereby incorporated by reference.

The Warrant is exercisable for a term of ten years at an exercise price of $0.10 per share.

In addition, the Company and the Investor have entered into a registration rights agreement pursuant to which if at any time after the date of the agreement the Company shall decide to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each holder a written notice of such determination and, if within fifteen days after the date of such notice, any such holder shall so request in writing, the Company shall include in such registration statement, all or any part of such Registrable Securities (as defined in the Registration Rights Agreement) such holders request to be registered.

As further consideration for above-described transaction, the Company and the Investor amended and restated their prior security agreement.  Additionally, the Investor and the Company’s wholly owned subsidiaries amended and restated both their prior subsidiary guarantee and guarantor security agreement.

The foregoing is not a complete summary of the terms of the private placement described in this Item 1.01 and reference is made to the complete text of the Purchase Agreement, the amendment to the Series G Convertible Preferred Stock Certificate of Designation, the Warrant, the Registration Rights Agreement, the Amended and Restated Security Agreement, the Amended and Restated Subsidiary Guarantee and the Amended and Restated Guarantor Security Agreement, attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively.

 Item 3.02 Unregistered Sale of Equity Securities

The information included in  Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 of this Current Report on Form 8-K.   The Preferred Stock and the Warrants were sold and issued only to “accredited investors,” as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”) were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act of 1933 and corresponding provisions of state securities laws.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 12, 2011, Robert DeCecco III, the Company’s current President and Chief Executive Officer, resigned from his positions as Chief Financial Officer and Secretary.  Mr. DeCecco remains the Company’s President, Chief Executive Officer and director.

On July 12, 2011, the Board of Directors of the Company approved the appointment of Mary B. Mather as Chief Financial Officer and Secretary of the Company. Ms. Mather has served as the Company’s VP of Finance since December 2010. Ms. Mather, held the position of Associate with Kenneth Jarvis LLC, from August 2010 to November 2010. Prior to that, from 2006-2009, she was Chief Financial Officer of City Lights Productions, Inc. a television, film and post production company in New York that created and produced the HGTV series “Don’t Sweat It”, the Food Network series “Chopped” and the movie “The Ten”. Prior to that she held the position of Chief Financial Officer for Howard Schwartz Recording, Inc. Prior to that she was Treasurer for Hanseatic Corporation, a private equity company that takes an active role on the boards of its portfolio companies until these companies have reached the size and maturity necessary to be accepted by the public market. Prior to that, Ms. Mather spent thirteen years in public accounting with Moore Stephens CPAs in New York and Houston and Deloitte & Touche in Houston. Ms. Mather is a CPA licensed in Texas and New York and holds a BBA in Accounting from University of Texas at Austin and an MBA from Columbia Business School in New York.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Securities Purchase Agreement
10.2	Amendment to Series G Convertible Preferred Stock Certificate of Designations
10.3	Form of Series G Warrant
10.4	Registration Rights Agreement
10.5	Amended and Restated Security Agreement
10.6	Amended and Restated Subsidiary Guarantee
10.7	Amended and Restated Guarantor Security Agreement

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Infusion Brands International, Inc.

Dated: July 14, 2011	By:	/s/ Robert DeCecco III
Name: Robert DeCecco III
Title: Chief Executive Officer